                                                                    EXHIBIT 10.1


            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Second Amendment to Amended and Restated Credit Agreement (this "Second Amendment") is executed as of the 1st day of October, 2000 (the "Effective Date"), by and among Prize Energy Resources, L.P., a Delaware limited partnership ("Borrower"), Prize Energy Corp., a Delaware corporation ("Parent"), Fleet National Bank, successor-in-interest to BankBoston, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), and the financial institutions a party hereto as Banks (individually a "Bank" and collectively "Banks").

                                   WITNESSETH:

         WHEREAS, Borrower, Parent, Administrative Agent, First Union National Bank, as Syndication Agent, CIBC Inc., as Documentation Agent, Bank One, Texas, N.A., as Lead Manager, and Banks are parties to that certain Amended and Restated Credit Agreement dated as of February 8, 2000 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit/term loan to Borrower; and

         WHEREAS, Parent and Borrower have requested that the Credit Agreement be amended in certain respects; and

         WHEREAS, subject to the terms and conditions set forth herein, Banks have agreed to Parent's and Borrower's request.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and each Bank hereby agree as follows:

         SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.

         1.1. Amendment to Definition. The definition of "Loan Papers" contained in Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

                  "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Notes, each Facility Guaranty now or hereafter executed (and any ratification thereof), the Mortgages, the Assignments and Amendments to Mortgages, each Parent Pledge Agreement now or hereafter executed, each Subsidiary Pledge Agreement now or hereafter executed, the Borrower Assumption Agreement, and all


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         other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

         1.2. Additional Definition. Section 2.1 of the Credit Agreement shall be amended to add the following definition to such Section:

                  "Second Amendment" means that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 1, 2000, entered into by and among Parent, Borrower, Administrative Agent and Banks a party thereto.

         1.3. Increase in Letter of Credit Exposure. Section 3.1(b) of the Credit Agreement shall be amended to delete the figure "$10,000,000" in the fifth line thereof, and in lieu thereof substitute the figure "$15,000,000".

         1.4. Increase in Supplemental Letter of Credit Exposure. Section 3.1(d)(i) of the Credit Agreement shall be amended to delete the figure "$5,000,000" in the second line thereof, and in lieu thereof substitute the figure "$15,000,000".

         1.5. Amendment to Borrowing Conditions. Section 7.2(e) of the Credit Agreement shall be amended to read in full as follows:

                  "(e) following the issuance of any Letter(s) of Credit, the aggregate Letter of Credit Exposure of all Banks (with respect to Letters of Credit which are not Supplemental Letters of Credit) shall not exceed $15,000,000, and the aggregate Supplemental Letter of Credit Exposure of Fleet National Bank with respect to all Supplemental Letters of Credit shall not exceed $15,000,000."

         1.6. Amendment to Use of Proceeds Covenant. Section 10.7 of the Credit Agreement shall be amended to delete the figure "$10,000,000" in the thirteenth line thereof, and in lieu thereof substitute the figure "$15,000,000".

         SECTION 2. Representations and Warranties. In order to induce Administrative Agent and Banks to enter into this Second Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Administrative Agent and each Bank that:

         2.1. Accuracy of Representations and Warranties. Each representation and warranty of the Credit Parties contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date);

         2.2. Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing;

         2.3. No Defense. No Credit Party has any defenses to payment, counterclaims or rights of set-off with respect to the Obligations on the date hereof;

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         SECTION 3. Miscellaneous.

         3.1. Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Parent and Borrower hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

         3.2. Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         3.3. Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until this Second Amendment has been executed by Parent, Borrower, Administrative Agent and Banks at which time this Second Amendment shall be binding on, enforceable against and inure to the benefit of Parent, Borrower, Administrative Agent and each Bank. Facsimiles shall be effective as originals.

         3.4. Legal Expenses. Parent and Borrower hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

         3.5. COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         3.6. Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

         3.7. Effectiveness. This Second Amendment shall be effective automatically and without necessity of any further action by Borrower, Parent, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Parent and Banks, and all conditions to the effectiveness hereof set forth herein have been satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                           [Signature pages to follow]


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                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



PARENT:

PRIZE ENERGY CORP.,
a Delaware corporation

By: /s/ Lon C. Kile
    ---------------
     Lon C. Kile,
     President


BORROWER:

PRIZE ENERGY RESOURCES, L.P.,
a Delaware limited partnership

By: Prize Operating Company,
    a Delaware corporation,
    its sole general partner


By:  /s/ Lon C. Kile
     ---------------
      Lon C. Kile,
      President


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                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK,
successor-in-interest to
BankBoston, N.A., as
Administrative Agent

By:    /s/ Jill A. Calabrese Bain
       --------------------------
Name:  Jill A. Calabrese Bain
       --------------------------
Title: Vice President
       --------------------------

FLEET NATIONAL BANK,
successor-in-interest to
BankBoston, N.A., as a Bank

By:    /s/ Jill A. Calabrese Bain
       --------------------------
Name:  Jill A. Calabrese Bain
       --------------------------
Title: Vice President
       --------------------------


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                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



FIRST UNION NATIONAL BANK

By:    /s/ Robert R. Wetteroff
       -----------------------
Name:  Robert R. Wetteroff
       -----------------------
Title: Senior Vice President
       -----------------------


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                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



CIBC INC.


By:    /s/ M. Beth Miller
       --------------------
Name:  M. Beth Miller
       --------------------
Title: Authorized Signatory
       --------------------

                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK ONE, TEXAS, N.A.


By:    /s/ W. Mark Cranmer
       -------------------
Name:  W. Mark Cranmer
       -------------------
Title: Vice President
       -------------------

                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



CHRISTIANIA BANK


By:    /s/ Peter M. Dodge
       ------------------------
Name:  Peter M. Dodge
       ------------------------
Title: Senior Vice President
       ------------------------

By:    /s/ Carl Petter Svendsen
       ------------------------
Name:  Carl Petter Svendsen
       ------------------------
Title: Senior Vice President
       ------------------------

                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK OF SCOTLAND


By:    /s/ Joseph Fratus
       -----------------
Name:  Joseph Fratus
       -----------------
Title: Vice President
       -----------------

                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



COMERICA BANK - TEXAS


By:    /s/ David Montgomery
       --------------------
Name:  David Montgomery
       --------------------
Title: Vice President
       --------------------


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                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



FORTIS CAPITAL CORP.


By:    /s/ Darrell W. Holley
       -------------------------
Name:  Darrell W. Holley
       -------------------------
Title: Managing Director
       -------------------------

By:    /s/ Christopher S. Parada
       -------------------------
Name:  Christopher S. Parada
       -------------------------
Title: Vice President
       -------------------------


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                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



THE BANK OF NOVA SCOTIA


By:    /s/ F.C.H. Ashby
       ------------------------------
Name:  F.C.H. Ashby
       ------------------------------
Title: Senior Manager Loan Operations
       ------------------------------


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                                 SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



THE FROST NATIONAL BANK


By:    /s/ John S. Warren
       ---------------------
Name:  John S. Warren
       ---------------------
Title: Senior Vice President
       ---------------------